UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 13, 2026, Camber Energy, Inc. (“Camber” or the “Company”) issued a press release regarding the events described in Item 8.01 of this Current Report on Form 8-K, and uploaded a presentation to its website concerning certain Broken Conductor Protection Technologies owned by the Company’s indirect majority-owned subsidiaries. Copies of the press release and presentation are furnished hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed, through indirect majority-owned subsidiaries, namely Viking Protection Systems, LLC (“VPS”), Viking Distribution Solutions, LLC (“VDS”) and Viking Sentinel Technology, LLC (“VST”, together with VPS and VDS, “Viking”), the Company owns the intellectual property rights to patented and patent pending proprietary electric transmission and distribution broken conductor protection systems (collectively, “BCPT”).

As further described below, the Company continues to advance the development, validation, and field evaluation of BCPT across both transmission and distribution systems.

Recent Distribution-Level Installation and Testing

On or about April 8, 2026, Viking’s patented, algorithm-based broken conductor protection technology for distribution systems (“Viking’s Distribution BCPT”) was installed within a protective relay device at a substation serving a distribution circuit located at a U.S. government facility. During initial testing, a simulated open-conductor condition was introduced on the circuit, and Viking’s Distribution BCPT detected the condition and asserted the programmed trip logic within the relay, consistent with expected operation under controlled test conditions.

Additional testing under live operating conditions is planned in the coming weeks.

Ongoing Utility Evaluation and Data Validation

Viking has conducted extensive modeling and validation activities in collaboration with a major U.S. electric utility, including the analysis of hundreds of thousands of hours of recorded system data derived from energized system operation. These analyses incorporated phasor measurement unit (PMU) data and other high-resolution monitoring data and evaluated BCPT performance across a wide range of operating conditions, including normal system loading, switching events, and low-current scenarios.

Based on these evaluations, BCPT demonstrated the ability to identify open-conductor conditions across a range of operating scenarios while maintaining stable operation under non-fault conditions.

Field Deployment and Monitoring Activities

Viking’s BCPT has been integrated within relay-based control devices operating on both distribution and transmission systems, where it continues to operate in a monitoring configuration. These deployments are intended to support ongoing evaluation of BCPT performance under live operating conditions and varying system states.

With respect to distribution systems, BCPT has been installed within a relay device associated with a distribution circuit, where it has been operating in monitoring mode since 2025.

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Following the Company’s previously disclosed transmission-line validation testing conducted in February 2026, BCPT has remained installed within applicable transmission protection relays in a monitoring configuration, enabling continued observation and performance evaluation under energized system conditions.

The utility that performed the test on February 26, 2026 also evaluated a product that purports to detect open-conductor conditions (the “Competitive Product”) which was designed by another organization. Based on the results of that testing, the Competitive Product did not detect the simulated open-conductor conditions under the test parameters utilized.

Technology Overview

Viking’s BCPT includes software-based protection solutions designed to operate within existing microprocessor-based relay infrastructure. The technologies utilize a multi-parameter detection methodology based on current and voltage behavior to identify open-conductor conditions and are designed to function without the need for additional hardware or external communications. Additionally, VST’s patented end-of-line technology provides terminal-end detection and protective signaling for distribution circuits, extending protection coverage into low-current regions where the sensitivity of conventional protection systems may be limited.

There can be no assurance that any commercial agreements will result from the foregoing activities or that BCPT will be deployed on a broader basis by any utility or other third party.

Patent Summary

As previously disclosed, a summary of the applicable patents, pending patents and/or patent applications associated with the intellectual property owned by VPS, VDS and/or VST as at the date hereof is as follows:

Application #	Description	Application Filed	Notice of Allowance Received	Patent Issued
U.S. No. 17/672,422	Electric Transmission Line Ground Fault Prevention Methods Using Dual, High Sensitivity Monitoring	Yes	Yes	Yes
U.S. No. 17/693,504	Electric Transmission Line Ground Fault Prevention Systems Using Dual, High Sensitivity Monitoring	Yes	Yes	Yes
U.S. No. 17/821,651	Electric Transmission Line Ground Fault Prevention systems using dual parameter monitoring with high sensitivity relay devices in parallel with low sensitivity relay devices	Yes	Yes	Yes
U.S. No. 18/227,670	Electric Transmission Line Ground Fault Prevention Methods Using Multi-Parameter High Sensitivity Monitoring	Yes	Yes	Yes
U.S. No. 17/300,485	End of Line Protection with Trip-Signal Engaging	Yes	Yes	Yes
U.S. No. 17/628,545	End of Line Protection with Blocking	Yes	Yes	Yes
International Application No. PCT/US2024/010627	Electric Transmission Line Ground Fault Prevention Methods Using Multi-Parameter High Sensitivity Monitoring	Yes
US No. 18/064,152	Electric Distribution Line Ground Fault Prevention Systems Using Dual, High Sensitivity Monitoring With High Sensitivity Relay Devices	Yes	Yes	Yes
PCT INT’L Application PCT/US23/83181	Electric Distribution Line Ground Fault Prevention Systems Using Dual, High Sensitivity Monitoring With High Sensitivity Relay Devices	Yes
US No. 12,407,184 B2	Distribution Line Ground Fault Prevention With Blown Fuse Protection on Single Phase	Yes	Yes	Yes
US Application SN 18/920,865	Electric Distribution Line Ground Fault Prevention Device Using Dual Parameter High Sensitivity Monitoring Small Current Reduction With Small Increase in Negative Sequence Current	Yes	Yes	Yes
US Application 19/362,887	Electric Distribution Line Ground Fault Prevention Systems Using Dual Parameter High Sensitivity Relay	Yes

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 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 13, 2026.
99.2	Broken Conductor Protection Technology Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: April 13, 2026	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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